UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Matthews International Funds

(Name of Registrant as Specified In Its Charter)

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Nomura Partners Funds, Inc.

URGENT NOTICE:

SPECIAL SHAREHOLDER MEETING ADJOURNED TO

OCTOBER 2, 2014

Dear Shareholder:

We recently mailed you proxy materials relating to the proposal to be voted on at the Special Meeting of Shareholders for the Nomura Partners Funds, Inc. that was held on September 10, 2014. We have still not received your vote.

The meeting has been adjourned to allow shareholders more time to submit their voting instructions. The adjourned meeting will be held on October 2, 2014.

The NPF Board has decided that it would be in the best interests of the shareholders of the NPF Japan Fund if that fund engaged in a tax free reorganization with the Matthews Japan Fund. If you approve the Charter Amendment, such reorganization would occur with the result that NPF Japan Fund shareholders would become Matthews Japan Fund shareholders. However, if the Charter Amendment is not approved, then this tax free reorganization will not occur and it is anticipated that the NPF Board will then decide to liquidate the NPF Japan Fund, which would be a taxable event for most shareholders of the fund.

Your vote is still very important. By voting right away, you can help eliminate any unnecessary communications with shareholders.

PLEASE VOTE TODAY BY CALLING US TOLL FREE AT 1-844-292-8012

You may also vote by Internet and Mail, as more fully described on your proxy ballot.

After careful consideration, the NPF Board unanimously approved the Proposal to approve the Charter Amendment and recommends that shareholders vote “FOR” the Proposal.

Thank you for voting.

Nomura Partners Funds, Inc.

Answering Machine Messages

ADJOURNED Meeting Date: October 2nd, 2014

Toll-Free # 1-844-292-8012

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, please listen to this important message on behalf of Nomura Partners Funds. We are calling because we have not received your vote and we have had to adjourn the Special Meeting of Shareholders to October 2nd 2014. It is extremely important to vote on this proposal. The Charter Amendment has been proposed because Nomura Asset Management (NAM) is planning to exit the U.S. retail open-end mutual fund business. If the proposal doesn’t pass, it is anticipated that the Board will then decide to liquidate the NPF Japan Fund, which would be a taxable event for most shareholders. If approved, the Japan Fund Reorganization will be a TAX-FREE exchange for shareholders.

Again, your participation is very important. To vote over the telephone, please call toll-free at 1-844-292-8012 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Nomura Partners Funds, Inc.

Outbound Script

ADJOURNED Meeting Date: October 2nd, 2014

Toll-Free # 1-844-292-8012

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the NPF Japan Fund. We are calling because we have not received your vote and we have had to adjourn the meeting to October 2nd, 2014. It is extremely important that you vote on this proposal. The Charter Amendment is being proposed because Nomura Asset Management (NAM) is planning to exit the U.S. retail open-end mutual fund business. If the proposal doesn’t pass, it is anticipated that the Board will then decide to liquidate the NPF Japan Fund, which would be a taxable event for most shareholders. If approved, the Japan Fund Reorganization will be a TAX-FREE exchange for shareholders.

Your Board of Directors has recommended you vote YES on the proposal and we are calling to ask if you would like to vote today and have your name removed from future calls and mailings.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 292-8012 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

Nomura Partners Funds, Inc.

Outbound Script

ADJOURNED Meeting Date: October 2nd, 2014

Toll-Free # 1-844-292-8012

IF Not sure how to vote, you may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 292-8012 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

To consider and approve an amendment to the charter of Nomura Partners Funds, Inc. removing the requirement that shareholder approval be obtained for a sale or transfer of all or substantially all of the assets of the Nomura Partners Funds, Inc.

Nomura Partners Funds, Inc.

Outbound Script

ADJOURNED Meeting Date: October 2nd, 2014

Toll-Free # 1-844-292-8012

If materials not received:

I can resend the materials to you. Do you have an email address to which these materials can be sent?

(IF YES: Type email address(es) in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script)

Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (844) 292-8012 Monday-Friday 9am-6pm EST.

Nomura Partners Funds, Inc.

Inbound Script

ADJOURNED Meeting Date: October 2nd, 2014

Toll-Free # 1-844-292-8012

Greeting:

Hello, thank you for calling the Nomura Partners Funds proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the Adjourned Special Shareholder Meeting?

IF YES:

The Board of Directors recommends a vote “FOR” the proposal.

Would you like to vote today and have your name removed from future calls and mailings? The Board recommends that you vote for the proposal. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8012. Thank you very much for your participation and have a great day/evening.

IF NO:

While I have you on the phone, I would like to let you know that the Special Meeting of Shareholders scheduled for September 10th had to be adjourned to October 2nd. We have not received your vote yet. It is extremely important to vote on this proposal. The Charter Amendment is being proposed because Nomura Asset Management (NAM) is planning to exit the U.S. retail open-end mutual fund business. If the proposal doesn’t pass, it is anticipated that the Board will then decide to liquidate the NPF Japan Fund, which would be a taxable event for most shareholders. If approved, the Japan Fund Reorganization will be a TAX-FREE exchange for shareholders.

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Nomura Partners Funds directly at 1-800-535-2726.

Nomura Partners Funds, Inc.

Inbound Script

ADJOURNED Meeting Date: October 2nd, 2014

Toll-Free # 1-844-292-8012

IF not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 292-8012. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

To consider and approve an amendment to the charter of Nomura Partners Funds, Inc. removing the requirement that shareholder approval be obtained for a sale or transfer of all or substantially all of the assets of the Nomura Partners Funds, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf Nomura Partners Funds.

If you wish to make any changes you may contact us by calling 1-844-292-8012. Thank you very much for your participation and have a great day/evening.